EXHIBIT 32.2
CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

I, John E. Lushefski, Chief Financial Officer of Patriot Coal Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2012 (the “Quarterly Report”) which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of Patriot Coal Corporation.

Dated: October 30, 2012

/s/ John E. Lushefski
John E. Lushefski
Chief Financial Officer